UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Dividend Capital Diversified Property Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2013

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the annual meeting of stockholders of Dividend Capital Diversified Property Fund Inc., a Maryland corporation, to be held at The Brown Palace Hotel, 321 17th Street, Denver, Colorado 80202, on June 27, 2013 at 11:30 a.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 30, 2013, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2012 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. Let me urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided.

Sincerely,

Richard D. Kincaid

Chairman of the Board of Directors

For the Board of Directors of Dividend Capital

Diversified Property Fund Inc.

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 27, 2013

To the Stockholders of Dividend Capital Diversified Property Fund Inc.:

The annual meeting of stockholders of Dividend Capital Diversified Property Fund Inc., a Maryland corporation (the “Company”), will be held at The Brown Palace Hotel, 321 17th Street, Denver, Colorado 80202, on June 27, 2013 at 11:30 a.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i)	a proposal to elect five directors to serve until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)	a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

(iii)	a proposal to amend the Company’s charter to clarify information regarding the interests of the Company’s advisor in the Company and the Company’s operating partnership; and

(iv)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Stockholders of record at the close of business on April 1, 2013 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.

We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 30, 2013, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2012 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, our Annual Report for the year ended December 31, 2012, and a proxy card or voting instruction card. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors,

Joshua J. Widoff

Executive Vice President,

General Counsel and Secretary

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

April 29, 2013

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

518 Seventeenth Street, 17th Floor, Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 27, 2013

This proxy statement (the “Proxy Statement”) and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Dividend Capital Diversified Property Fund Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held on June 27, 2013, and any postponements or adjournments thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Dividend Capital Diversified Property Fund Inc.

The mailing address of our executive offices is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202. This Proxy Statement, the attached proxy card, our Annual Report for the year ended December 31, 2012 (the “2012 Annual Report”), and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the notice of availability of proxy materials (the “Internet Availability Notice”), as applicable, will be mailed to holders of our common stock, par value $0.01 per share, on or about April 30, 2013. When we refer to our common stock in this Proxy Statement, we are referring to our unclassified shares of common stock (which we often refer to as our “Class E” shares), as well as our Class A, Class W and Class I shares of common stock, unless the context otherwise requires.

A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.

Date, Time, and Place for the Annual Meeting

The Annual Meeting will be held on June 27, 2013 at The Brown Palace Hotel, 321 17th Street, Denver, Colorado 80202 at 11:30 a.m. Mountain Daylight Time. Directions to the Annual Meeting can be obtained by calling Investor Relations at (303) 228-2200.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 1, 2013 will be asked to consider and vote upon:

(i)	a proposal to elect five directors to serve until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

(iii)	a proposal to amend the Company’s charter to clarify information regarding the interests of the Company’s advisor, Dividend Capital Total Advisors LLC (the “Advisor”), in the Company and the Company’s operating partnership, Dividend Capital Total Operating Partnership LP (the “Operating Partnership”); and

(iv)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 27, 2013. This Proxy Statement, the proxy card, and our 2012 Annual Report are available online at http://www.eproxy.com/dpf.

TABLE OF CONTENTS

Page

INFORMATION ABOUT THE MEETING AND VOTING	1

BOARD OF DIRECTORS	4

PROPOSAL NO. 1: ELECTION OF DIRECTORS	5

CORPORATE GOVERNANCE	9

EXECUTIVE OFFICERS	12

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	18

REPORT OF THE AUDIT COMMITTEE	27

PRINCIPAL ACCOUNTANT FEES AND SERVICES	28

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

PROPOSAL NO. 3: AMENDMENT OF THE COMPANY’S CHARTER TO CLARIFY INFORMATION REGARDING THE INTERESTS OF THE COMPANY’S ADVISOR IN THE COMPANY AND THE COMPANY’S OPERATING PARTNERSHIP	30

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2014 ANNUAL MEETING	32

OTHER MATTERS	32

ADDITIONAL INFORMATION	32

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on June 27, 2013 at The Brown Palace Hotel, 321 17th Street, Denver, Colorado 80202 at 11:30 a.m. Mountain Daylight Time.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has fixed the close of business on April 1, 2013 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 1, 2013 are entitled to vote at the Annual Meeting.

How many shares of common stock are outstanding?

As of the close of business on April 1, 2013, there were approximately 177,217,579 shares of our common stock outstanding and entitled to vote.

How many votes do I have?

You are entitled to one vote for each share of our common stock that you held as of the record date.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

•	elect five directors to serve until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualify;

•	ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

•	amend the Company’s charter to clarify information regarding the interests of the Company’s Advisor in the Company and the Company’s Operating Partnership; and

•	act on any other business that may properly come before the Annual Meeting.

How does the Board of Directors recommend that I vote on each proposal?

The Board of Directors recommends a vote:

•	FOR the election of the nominees to our Board of Directors;

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

•	FOR the amendment of the Company’s charter to clarify information regarding the interests of the Company’s Advisor in the Company and the Company’s Operating Partnership.

What is the quorum requirement for the Annual Meeting?

A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. Broker “non-votes” are also counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.

What vote is required to approve each proposal?

Provided that a quorum is present, the election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the votes cast at the Annual Meeting, and the amendment to the Company’s charter requires the affirmative vote of a majority of the outstanding shares of our common stock. There is no cumulative voting in the election of directors.

Abstentions and broker “non-votes,” if any, will have the effect of votes against the election of the nominees to our Board of Directors and against the amendment to the Company’s charter, but will have no effect on the result of the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 or any other matter for which the required vote is a majority of the votes cast.

How can I vote?

You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following three options for submitting your vote by proxy:

1.	if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage-paid envelope provided;

2.	via the Internet at www.eproxy.com/dpf, as provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement; or

3.	by telephone at 1-866-977-7699, as provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement.

For those stockholders with Internet access, we encourage you to vote via the Internet, since this method of voting is quick, convenient, and cost-efficient. When you vote via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.

If your shares of our common stock are held on your behalf by a broker, bank, or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:

•	FOR the election of the nominees to our Board of Directors;

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

•	FOR the amendment of the Company’s charter to clarify information regarding the interests of the Company’s Advisor in the Company and the Company’s Operating Partnership; and

•

in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

How can I change my vote or revoke a proxy?

If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:

•

send written notice of revocation, prior to the Annual Meeting, to our Executive Vice President, General Counsel and Secretary, Mr. Joshua J. Widoff, at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202;

•	properly sign, date, and mail a new proxy card to our Secretary;

•	dial the toll-free number provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again;

•	log onto the Internet site provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again; or

•	attend the Annual Meeting and vote your shares in person.

Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other nominee, you must contact them to receive instructions as to how you may revoke your proxy.

Who is soliciting my proxy, and who pays the cost of this proxy solicitation?

The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the material.

The Company has engaged an affiliate of its transfer agent, Boston Financial Data Services Inc. (“Boston Financial”), to solicit proxies for the Annual Meeting. The services to be performed by Boston Financial will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between $90,000 and $120,000.

Where can I find the voting results after the Annual Meeting?

Boston Financial, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a current report on Form 8-K to be filed with the Commission within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, Boston Financial, to examine these documents.

Where can I find the Company’s Annual Report on Form 10-K?

A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2012, as filed with the Commission on March 19, 2013, will be included in the 2012 Annual Report that will be delivered, or made available on the Internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Dividend Capital Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2012 on our website at www.dividendcapitaldiversified.com.

BOARD OF DIRECTORS

Our Board of Directors consists of five directors, three of whom are independent directors, as determined by our Board of Directors. Our bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15.

Our Board of Directors has determined that Messrs. Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry are independent within the meaning of the applicable (i) provisions set forth in our charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Commission rules, and (iii) although our shares are not listed on the New York Stock Exchange (“NYSE”), independence rules set forth in the NYSE Listed Company Manual. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder, or officer of an organization that has a relationship with any of those entities).

Our charter defines an “independent director” as a person who has not been, directly or indirectly, associated with our Sponsor (as defined in our charter) or our Advisor within the previous two years by virtue of:

•	ownership interests in our Sponsor, our Advisor, or any of their affiliates;

•	employment by our Sponsor, our Advisor, or any of their affiliates;

•	service as an officer or director of our Sponsor, our Advisor, or any of their affiliates;

•	performance of services, other than as a director for us;

•	service as a director or trustee of more than three real estate investment trusts organized by our Sponsor or advised by our Advisor; or

•	maintenance of a material business or professional relationship with our Sponsor, our Advisor, or any of their affiliates.

We refer to our directors who are not independent as our “interested directors.” Our charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors has recommended that Messrs. Richard D. Kincaid, John A. Blumberg, Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry be elected to serve on the Board of Directors, each until the annual meeting of stockholders for 2014 and until their respective successors are duly elected and qualify.

Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company’s charter and bylaws.

Set forth below is certain information about our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes, and/or skills that led the Board of Directors to determine that the person should serve as our director. All of our directors have terms expiring on the date of the Annual Meeting and are being nominated for re-election to serve until the 2014 annual meeting of stockholders or until his or her successor is elected and qualified. For information regarding each director’s beneficial ownership of shares of our common stock, see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.

Richard D. Kincaid Chairman of the Board of Directors Age: 51 Director since 2012 Member of Audit Committee Member of Investment Committee

Richard D. Kincaid has served as our Chairman of the Board of Directors since September 2012. Mr. Kincaid was a Trustee and the President of Equity Office Properties Trust from November 2002, and the Chief Executive Officer from April 2003, until Equity Office Properties Trust was acquired by the Blackstone Group in February 2007. From March 1997 until November 2002, Mr. Kincaid was Executive Vice President of Equity Office Properties Trust and was Chief Operating Officer from September 2001 until November 2002. He also was Chief Financial Officer of Equity Office Properties Trust from March 1997 until August 2002, and Senior Vice President from October 1996 until March 1997.

Prior to joining Equity Office Properties Trust in 1995, Mr. Kincaid was Senior Vice President of Finance for Equity Group Investments, Inc., where he oversaw debt financing activities for the public and private owners of real estate controlled by Mr. Samuel Zell. During his tenure at Equity Group Investments and Equity Office Properties Trust, Mr. Kincaid supervised more than $11 billion in financing transactions, including property level loans encumbering office buildings, apartments, and retail properties, as well as unsecured debt, convertible debt securities, and preferred stock. Prior to joining Equity Group Investments in 1990, Mr. Kincaid held positions with Barclays Bank PLC and The First National Bank of Chicago. Richard Kincaid is currently the President and Founder of the BeCause Foundation. The BeCause Foundation is a nonprofit corporation that heightens awareness about a number of complex social problems and promotes change through the power of film. Mr. Kincaid is also an active private investor in early stage companies. Mr. Kincaid is on the board of directors of Rayonier Inc. (NYSE: RYN), an international REIT that specializes in timber and specialty fibers. He also serves on the board of directors of Vail Resorts (NYSE: MTN), a mountain resort operator, and Strategic Hotels and Resorts (NYSE: BEE), an owner of upscale and luxury hotels in North America and Europe. He also serves on the board of directors of the Street Medicine Institute. Mr. Kincaid received his Master’s Degree in Business Administration from the University of Texas, and his Bachelor’s Degree from Wichita State University.

We believe that Mr. Kincaid’s qualifications to serve on our Board of Directors include his significant leadership experience as a Trustee, the President and the Chief Executive Officer of Equity Office Properties Trust and his director positions with other public companies. He also has demonstrated strategic insight with respect to large, growing real estate companies, as he developed the financial, technology and integration strategies for Equity Office Properties Trust during its tremendous growth, which included nearly $17 billion in acquisitions. We believe that his leadership and experience will be valuable additions to our Board in connection with our new offering and our transition to a perpetual-life REIT.

John A. Blumberg Director Age: 53 Director since 2006 Chairman of Investment Committee	John A. Blumberg has served as a director of our Board of Directors since January 2006 and also as our Chairman of the Board of Directors from January 2006 to September 2012. Mr. Blumberg has also been a manager of our Advisor since April 2005. From October 2009 to March 2010, Mr. Blumberg served as the Chairman of the Board of Directors of Industrial Income Trust Inc. (“Industrial Income Trust”), a Denver, Colorado-based real estate investment trust (“REIT”) focusing on industrial real estate, and is currently a manager of Industrial Income Advisors LLC, the advisor to Industrial Income Trust. Mr. Blumberg is a principal of both Dividend Capital Group LLC and Black Creek Group LLC, a Denver-based real estate investment firm, which he co-founded in 1993. He is a founder of Infraestructura Institucional, a public company based in Mexico City focused on investing in infrastructure-related projects throughout Mexico. He is also the founder of Mexico Retail Properties and has been serving as its Chief Executive Officer since 2002. Mexico Retail Properties is a fully integrated retail real estate company that acquires, develops, and manages retail properties throughout Mexico. Mr. Blumberg has been active in real estate acquisition, development, and redevelopment activities since 1993 and, as of December 31, 2012, with affiliates, has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing, and sale of real properties having combined value of approximately $11.5 billion. Prior to co-founding Black Creek Group LLC, Mr. Blumberg served in various positions with Manufacturers Hanover Trust, Chemical Bank, and as President of Chemical Real Estate, Inc. and its predecessor company, Manufacturers Hanover Real Estate Inc. Mr. Blumberg holds a Bachelor’s Degree from the University of North Carolina at Chapel Hill.

We believe that Mr. Blumberg’s qualifications to serve on our Board of Directors are demonstrated by his extensive experience in real estate investments, including his over 20 years of experience with Black Creek Group LLC as a co-founder of the company, his position as a principal of Dividend Capital Group LLC, his leadership experience as an executive officer of, and an advisor to, non-traded REITs and other real estate investment companies, and his experience in real estate investment banking.

Charles B. Duke Director Age: 55 Director since 2006 Chairman of Audit Committee Member of Investment Committee

Charles B. Duke has served as an independent director of our Board of Directors since January 2006. Mr. Duke has also served as an independent director on the Board of Directors of Industrial Income Trust since December 2009. Mr. Duke is currently Executive Vice President of IJR, Inc. (“IJR”), a manufacturer of printing supplies in Phoenix, Arizona. Prior to joining IJR in October 2012, Mr. Duke was founder and had been President and Chief Executive Officer of Legacy Imaging, Inc., a manufacturer of aftermarket printer supplies, since 1996. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including founder, president, and owner of Careyes Corporation, a private bank, registered investment advisor and a member of the Financial Industry Regulatory Authority (“FINRA”) based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment-banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved in primarily mergers and acquisitions, financing, and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor’s Degree in Economics and English.

We believe that Mr. Duke’s qualifications to serve on our Board of Directors include his considerable experience in financial matters, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization, and we believe his business management experience is valuable in terms of providing director leadership.

Daniel J. Sullivan Director Age: 48 Director since 2006 Member of Audit Committee Member of Investment Committee Member of DPF-IIT Conflicts Resolution Committee	Daniel J. Sullivan has served as an independent director of our Board of Directors since January 2006. Mr. Sullivan is assistant editor of Humanitas, an academic journal published by the National Humanities Institute, and has been a doctoral candidate at The Catholic University of America in Washington, D.C. since 2003. Prior to that, from 2002 to 2003, Mr. Sullivan was a private consultant and from 1998 to 2002, he was Director of Business Development at Jordan Industries Inc. Mr. Sullivan has eighteen years of international business, consulting, and private equity investment experience, including over four years, from 1987 through 1991, in the real estate industry as an appraiser, property analyst, and investment banker with Manufacturers Hanover Real Estate Investment Banking Group in New York. During that time, Mr. Sullivan participated in the structuring and private placement of over $1 billion in long term, fixed-rate, and multi-property mortgage financings for the bank’s corporate clients. Mr. Sullivan holds a Master of Arts Degree in Political Theory from The Catholic University of America in Washington, D.C. and a Bachelor of Arts Degree in History from Boston College in Chestnut Hill, Massachusetts.

We believe that Mr. Sullivan’s diverse background in education, journalism, international business, consulting, and private equity investment adds a unique perspective to our Board of Directors in fulfilling its duties. His qualifications to serve on our Board are also demonstrated by his experience in international business, finance, and real estate investments.

John P. Woodberry Director Age: 50 Director since 2006 Member of DPF-IIT Conflicts Resolution Committee Member of Investment Committee

John P. Woodberry has served as an independent director of our Board of Directors since January 2006. Mr. Woodberry has been active in finance and investing activities since 1991. From 2007 to 2012, Mr. Woodberry served as the Portfolio Manager for the India and Capital Markets Group of Passport Capital, LLC, a San Francisco-based hedge fund. From 2004 to 2007, Mr. Woodberry was the President and Portfolio Manager of Independence Capital Asset Partners, LLC. Previously, from 2001 to 2004, Mr. Woodberry was a Senior Research Analyst at Cobalt Capital, LLC, a New York City-based hedge fund. From 1998 to 2001, Mr. Woodberry worked for Minute Man Capital Management, LLC and Trident Investment Management, LLC, each a New York City-based hedge fund. From 1995 to 1998, Mr. Woodberry worked at Templeton Investment Council Ltd. Mr. Woodberry has a Master’s Degree in Business Administration from Harvard Business School and a Bachelor of Arts Degree from Stanford University.

We believe that Mr. Woodberry’s qualifications to serve on our Board of Directors include his depth of experience in finance, capital markets, and investment management. His managerial roles at various hedge funds, including his experience as President and Portfolio Manager of Independence Capital Asset Partners, LLC, provide him with leadership experience that we believe is valuable to our Board of Directors in fulfilling its duties.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

ELECTION OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of our Board of Directors because we currently believe that the different roles can best be filled by different people who have different experiences and perspectives. Mr. Jeffrey L. Johnson, as our Chief Executive Officer, is responsible for the execution of our business strategy and day-to-day operations. One of our interested directors, Mr. Kincaid, serves as Chairman of our Board of Directors, and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our operational and investment objectives, and oversight of our management team. We believe that Mr. Kincaid’s experience and background make him highly qualified to lead our Board of Directors in the fulfillment of its duties.

As an interested director, Mr. Kincaid may not participate as a director in determining the compensation of our Advisor, the renewal of the advisory agreement, or any other transactions or arrangements that we may enter into with regard to our Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with our Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with our Advisor see “Certain Relationships and Related Party Transactions” in this Proxy Statement.

Oversight of Risk Management

Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.

We, through our Advisor, maintain internal audit and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Our DPF-IIT Conflicts Resolution Committee consists entirely of independent directors, and our Audit Committee consists of a majority of independent directors.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of our Advisor, and our officers and directors, including our Chief Executive Officer and our Chief Financial Officer. Additionally, our Board of Directors has adopted a code of ethics, specifically for the unique and critical role of our Chief Executive Officer and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers may be found on our website at http://www.dividendcapitaldiversified.com. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers on our website.

Our Internet address is http://www.dividendcapitaldiversified.com. We make available, free of charge through a link on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations.

Board and Committee Meetings

During the year ended December 31, 2012, our Board of Directors held eleven meetings. No director attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors and the committees on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Investment Committee, and the DPF-IIT Conflicts Resolution Committee. During 2012, the Audit Committee met four times, and the Investment Committee did not meet since all investment decisions were made by the Board of Directors in 2012. The DPF-IIT Conflicts Resolution Committee has not yet held a meeting. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2012, none of our directors attended the Annual Meeting in person.

Audit Committee. The members of our Audit Committee are Messrs. Duke, Kincaid and Sullivan. Messrs. Duke and Sullivan are each an independent director and Mr. Kincaid is an interested director. Our Audit Committee operates under a written charter, a copy of which is available under the “Corporate Governance” section of our website at www.dividendcapitaldiversified.com. The Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.

Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to stockholders and others, reviewing our system of internal controls, which management has established, overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and overseeing certain areas of risk management.

Investment Committee. The members of our Investment Committee are Messrs. Blumberg, Kincaid, Duke, Sullivan, and Woodberry. Messrs. Duke, Sullivan, and Woodberry are each an independent director, and Messrs. Kincaid and Blumberg are each an interested director. Our Board of Directors has delegated to the Investment Committee (a) certain responsibilities with respect to specific real property and real estate-related debt and securities investments proposed by the Advisor and its product specialists and (b) the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our Board.

With respect to real property investments, our Board of Directors has delegated to our Investment Committee the authority to approve all real property acquisitions, developments, and dispositions, including real property portfolio acquisitions, developments, and dispositions, for a purchase price, total project cost, or sales price of up to $25,000,000, including the financing of such acquisitions and developments. Our Board of Directors, including a majority of our independent directors, must approve all real property acquisitions, developments, and dispositions, including real property portfolio acquisitions, developments, and dispositions, for a purchase price, total project cost, or sales price greater than $25,000,000, including the financing of such acquisitions and developments. During the year ended December 31, 2012, all real property acquisitions were approved by our Board of Directors.

With respect to real estate-related debt and securities, our Board of Directors has delegated to the Investment Committee the authority to approve real estate-related debt and securities investment thresholds as well as certain responsibilities for approving ongoing monitoring and rebalancing measures within the context of our Board of Directors’ approved real estate-related debt and securities investment strategy and asset allocation framework.

DPF-IIT Conflicts Resolution Committee. The members of our DPF-IIT Conflicts Resolution Committee are Messrs. Sullivan and Woodberry, each of whom is an independent director. Our Board of Directors has delegated to our DPF-IIT Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise between us, Industrial Income Trust, and, in the future, Industrial Property REIT, Inc. (a new company sponsored by affiliates of our Advisor, that proposes to conduct an initial public offering and invest primarily in industrial real estate) (“Industrial Property REIT”), including conflicts that may arise as a result of the investment allocation methodology that our Advisor utilizes for allocating investment opportunities that are suitable for us and are also suitable for Industrial Income Trust and/or Industrial Property REIT.

Compensation Committee. We do not have a standing Compensation Committee. Our Board of Directors may establish a Compensation Committee in the future to administer our equity incentive plan. The primary function of a Compensation Committee would be to administer the granting of awards to our independent directors and selected employees of our Advisor, based upon recommendations from our Advisor, and to set the terms and conditions of such awards in accordance with the equity incentive plan. A Compensation Committee, if formed, will consist entirely of our independent directors. We do not have a charter that governs the process of setting compensation. For information regarding the determination of compensation to our Advisor and its affiliates, see the “Compensation to our Advisor and its Affiliates” section included in this Proxy Statement.

Nominating Committee. We do not have a standing Nominating Committee. Our Board of Directors has determined that it is appropriate for us not to have a Nominating Committee because all of the matters for which a Nominating Committee would be responsible are presently considered by our entire Board of Directors. We do not have a charter that governs the director nomination process.

Each member of our Board of Directors participates in the consideration of director nominees although our independent directors nominate replacements for vacancies among the independent directors’ positions. The process followed by our Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of our Board of Directors. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Board of Directors considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. Our Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors does not have a policy with regard to the consideration of diversity in identifying director candidates, but our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholder and Interested Party Communications with Directors

We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:

The Board of Directors of Dividend Capital Diversified Property Fund Inc.

c/o Mr. Joshua J. Widoff, Executive Vice President, General Counsel and Secretary

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

EXECUTIVE OFFICERS

The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each individual for at least the past five years follows the table. All officers serve at the discretion of our Board of Directors.

Name	Age	Position
Jeffrey L. Johnson	53	Chief Executive Officer
Austin W. Lehr	51	Chief Operating Officer
M. Kirk Scott	34	Chief Financial Officer and Treasurer
Joshua J. Widoff	42	Executive Vice President, General Counsel and Secretary

Jeffrey L. Johnson has served as our Chief Executive Officer since January 2013. Mr. Johnson served as Managing Principal of Lakeshore Holdings, LLC, a private equity real estate firm that he founded, from 2007 through December 2012. Mr. Johnson has also served as the Chief Executive Officer of our Advisor since January 2013. From December 2009 to June 2011, he also served as founder and Managing Principal of Reunion Office Holdings, LLC, a private equity real estate firm, and from January 2009 to November 2009, he served as Chief Investment Officer and Managing Director of Transwestern Investment Company, a private equity real estate firm now known as Pearlmark Real Estate Partners. From 2003 until Equity Office Properties Trust was acquired by the Blackstone Group in February 2007, Mr. Johnson served as Chief Investment Officer, Executive Vice President and Chairman of the Investment Committee of Equity Office Properties Trust. Equity Office Properties Trust was a publicly traded REIT and at that time was the largest publicly traded owner and manager of office properties in the United States. While at Equity Office Properties Trust, Mr. Johnson restructured the investment group and implemented an investment strategy that resulted in over $12.5 billion in transaction volume, providing capital for a $2.6 billion stock repurchase. From 1990 to 1999, Mr. Johnson was a senior executive at Equity Office Properties Trust and its predecessor entities, most recently serving as Chief Investment Officer. Mr. Johnson was instrumental in completing Equity Office Property Trust’s initial public offering in July 1997, setting investment strategies and completing over $9 billion of real estate operating company transactions and property acquisitions. From 1990 to 1996, he was a senior acquisitions officer where he was responsible for acquiring over $1.2 billion of office properties. From 2000 through 2003, Mr. Johnson served as a Managing Director, founding Partner, and Co-Head of U.S. Investments for Lehman Brothers Holdings, Inc.’s real estate private equity group, where he was one of six founding members that raised a $1.6 billion first-time fund, built an international investment group, and executed a process that resulted in $580 million of equity investments, in over $6.9 billion of real estate, during the fund’s first 30 months.

During his career, Mr. Johnson has overseen acquisition and disposition activity in various real estate and real estate-related investments, including core office properties, development projects, joint ventures, international investments, mezzanine loans, and multi-asset class portfolio transactions. He has also been instrumental in numerous significant public and private capital markets and mergers and acquisitions transactions. Mr. Johnson serves as Chairman of the Northwestern University Kellogg Real Estate Advisory Board and as a Trustee and the Treasurer of The Nature Conservancy’s Illinois Chapter. Mr. Johnson is also a member of each of the Urban Land Institute and the Chicago Commonwealth Club. Mr. Johnson received his Master’s Degree in Business Administration from Northwestern University’s Kellogg Graduate School of Management and his Bachelor’s Degree from Denison University.

Austin W. Lehr has served as our Chief Operating Officer since August 2010. Mr. Lehr has 27 years of experience in the investment, management, and development of institutional quality commercial real estate. From 2004 through 2009, Mr. Lehr served as Chief Investment Officer and Executive Vice President of Lauth Group Inc., one of the nation’s leading real estate development companies, focused on the development of office, industrial, healthcare, and retail-related properties. Mr. Lehr is a member of the Advisory Board of the University of Colorado’s Real Estate Council and is also a visiting professor at the University of Colorado’s Leeds School of Business. Mr. Lehr has served on the Board of Directors for the Denver and Portland chapters of the National

Association of Industrial and Office Properties, as well as the Advisory Board to the Eller College of Management at the University of Arizona. Mr. Lehr holds a Master’s Degree from Northwestern University’s Kellogg Graduate School of Management and a Bachelor’s Degree from Williams College.

M. Kirk Scott has served as our Chief Financial Officer and Treasurer since April 2009 and served as our Vice President and Controller from April 2008 to September 2011. Since joining us in April 2008, Mr. Scott has overseen and developed investor and lender relations, finance, financial reporting, accounting, budgeting, forecasting, internal audit, securities and tax compliance, lender relations, and other related areas of responsibilities. Prior to joining us in 2008, Mr. Scott was Controller of Denver-based NexCore Group, a fully-integrated real estate development and operating company primarily focused within the medical office sector that has developed or acquired over 4.7 million square feet of facilities. Within his capacity as Controller, Mr. Scott directed and oversaw the accounting, financial reporting and compliance, budgeting, forecasting, and investor relation functions for the NexCore Group. From 2002 until 2006, Mr. Scott was Assistant Controller at Dividend Capital Group and DCT Industrial Trust Inc. (NYSE: DCT) during that company’s growth from inception to more than $2 billion in assets under management where he was responsible for establishing the organization’s accounting and financial reporting function including compliance with the rules and regulations of the Commission, FINRA, the Internal Revenue Service, and various state blue sky laws. Prior thereto, Mr. Scott was an auditor with KPMG focused on various real estate assignments. Mr. Scott holds a Bachelor’s Degree in Accounting, cum laude, from the University of Wyoming and maintains an active CPA license in the State of Colorado.

Joshua J. Widoff has served as Executive Vice President, General Counsel, and Secretary since October 2010, and served as Senior Vice President, Secretary, and General Counsel from September 2007 to October 2010. Mr. Widoff has served as the Senior Vice President, General Counsel, and Secretary of Industrial Income Trust since May 2009 and has served as the Executive Vice President, General Counsel, and Secretary of Industrial Property REIT since September 2012. He has also served as a Managing Director of Black Creek Group LLC, a Denver-based private equity real estate firm, since September 2007, and as Executive Vice President of Dividend Capital Group since October 2010. Prior to joining us and Black Creek Group LLC in September 2007, Mr. Widoff was a partner from October 2002 to July 2007 at the law firm of Brownstein Hyatt Farber Schreck, P.C., where he was active in the management of the firm, serving as chairman of both the firm’s Associate and Recruiting Committees and overseeing an integrated team of attorneys and paralegals servicing clients primarily in the commercial real estate business. During more than a dozen years of private practice, he managed transactions involving the acquisition, development, leasing, financing, and disposition of various real estate assets, including vacant land, apartment and office buildings, hotels, casinos, industrial/warehouse facilities, and shopping centers. He also participated in asset and stock acquisition transactions, convertible debt financings, private offerings, and complex joint venture negotiations. Mr. Widoff served as general business counsel on a variety of contract and operational issues to a wide range of clients in diverse businesses. Mr. Widoff currently serves as a Co-Chair and Commissioner for the Denver Urban Renewal Authority. Mr. Widoff received his Bachelor’s Degree from Trinity University in Texas and his Juris Doctor Degree from the University of Colorado School of Law.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

We pay each of our independent directors $8,750 per quarter plus $2,000 for each Board or Committee meeting attended in person and $1,000 for each Board or Committee meeting attended telephonically. We also pay the chairman of the Audit Committee an annual retainer of $7,500 (prorated for a partial term). All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending Board meetings. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by our independent directors, based upon recommendations from our Advisor. Certain of our executive officers may, in their capacities as officers and/or employees our Advisor, participate in recommending compensation for our directors.

On April 3, 2006, each of our then-serving independent directors, Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry, was granted an option to purchase 10,000 shares of our common stock under our equity incentive plan with an exercise price equal to $11.00 per share. Our equity incentive plan provides for the automatic grant to each of our independent directors who is serving as of each of our annual stockholders meetings of an option to purchase 5,000 shares of our common stock having a term that is no longer than 10 years and an exercise price that is no less than the fair market value of our common stock on the date of grant. No options will be awarded under these automatic grant provisions of the equity incentive plan if it would result in our being “closely-held” under the Internal Revenue Code of 1986, as amended (the “Code”), jeopardize our status as a REIT under the Code, or otherwise violate the ownership and transfer restrictions under our charter. In connection with our 2007, 2008, 2009, and 2010 Annual Meetings of Stockholders, on August 27, 2007, August 21, 2008, June 29, 2009, and June 29, 2010, respectively, each of our three independent directors was granted an option to purchase 5,000 shares of our common stock under the equity incentive plan with an exercise price equal to $11.00 per share. Our Board of Directors has suspended the equity incentive plan for an indefinite period of time, effective as of June 17, 2011, and although no new awards will be made under the plan during the period of suspension, the suspension does not affect the option awards previously granted to our independent directors.

The following table sets forth information concerning the compensation to our independent directors for the year ended December 31, 2012:

Name	Fees Earned or Paid in Cash	Total
Charles B. Duke	$59,500	$59,500
Daniel J. Sullivan	50,000	50,000
John P. Woodberry	50,000	50,000

Total	$159,500	$159,500

Executive Compensation

Compensation Discussion and Analysis

Because our advisory agreement provides that our Advisor assumes principal responsibility for managing our affairs, we have no employees, and our executive officers, in their capacities as such, do not receive compensation from us, nor do they work exclusively on our affairs. In their capacities as officers or employees of our Advisor or its affiliates, they devote such portion of their time to our affairs as is required for the performance of the duties of our Advisor under the advisory agreement. The compensation received by our executive officers is not paid or determined by us, but rather by an affiliate of the Advisor based on all of the services provided by these individuals. See “Certain Relationships and Related Party Transactions” below for a summary of the fees and expenses payable to our Advisor and its affiliates.

Compensation Committee Report

We do not currently have a Compensation Committee, however, our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement (“CD&A”) with management. Based on the independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement.

INDEPENDENT DIRECTORS:

Charles B. Duke

Daniel J. Sullivan

John P. Woodberry

The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

We do not currently have a Compensation Committee, however, we intend that our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. None of our independent directors served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2012, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2012, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.

We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our Compensation Committee, if formed.

Equity Incentive Plan

We have adopted an equity incentive plan, effective January 12, 2006, which we use to attract and retain qualified independent directors, employees of our Advisor or its affiliates, and other advisors and consultants providing services to us or our Advisor who are considered essential to our long-range success by offering these individuals an opportunity to participate in our growth through awards in the form of, or based on, our common stock. The equity incentive plan provides for the granting of stock options, stock appreciation rights, restricted stock, stock units, and/or other stock-based awards to our independent directors, employees of our Advisor or its affiliates, and other advisors and consultants of ours and of our Advisor selected by the plan administrator for participation in the equity incentive plan. Any such stock options, stock appreciation rights, restricted stock, stock units, and/or other stock-based awards will provide for exercise prices, where applicable, that are not less than the fair market value of shares of our common stock on the date of the grant.

Our Board of Directors administers the equity incentive plan as the plan administrator, with sole authority to select participants, determine the types of awards to be granted, and determine all the terms and conditions of the awards, including whether the grant, vesting, or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the plan if the grant, vesting, and/or exercise of the awards would jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by the plan administrator, no award granted under the equity incentive plan will be transferable except through the laws of descent and distribution.

We have authorized and reserved for issuance under the equity incentive plan a total of 2.0 million shares of our common stock, and have also established an aggregate maximum of 5.0 million shares that may be issued upon grant, vesting, or exercise of awards under the plan. In addition, no more than 200,000 shares may be made subject to stock options, stock appreciation rights, restricted stock, stock units, and/or other stock-based awards under the equity incentive plan to any individual in any single calendar year. In connection with the adoption of the equity incentive plan, our Board of Directors adopted an administrative rule to the effect that it will not approve the issuance of new awards under the equity incentive plan (other than the initial grant of options to our independent directors, described below) if, after giving pro forma effect to such issuance, the aggregate number of shares of our common stock subject to all outstanding awards exceeds 4% of the sum of (i) the number of shares of our then outstanding common stock and (ii) the number of then outstanding OP Units, other than those held by us. If any shares subject to an award under the equity incentive plan are forfeited, cancelled, exchanged, or surrendered or an award terminates or expires without a distribution of shares or if shares are surrendered or withheld as payment of either the exercise price of an award or withholding taxes in respect of an award, such number of shares will again be available for awards under the equity incentive plan. In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend, or extraordinary dividend, our Board of Directors will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan.

Under the equity incentive plan, our Board of Directors will determine the treatment of awards in the event of a change in our control. The equity incentive plan will automatically expire on the tenth anniversary of the date on which it was adopted, unless extended or earlier terminated by our Board of Directors. Our Board of Directors may terminate the equity incentive plan at any time. The expiration or other termination of the equity incentive plan will have no adverse impact on any award that is outstanding at the time the equity incentive plan expires or is terminated without the consent of the holder of the outstanding award. Our Board of Directors may amend the equity incentive plan at any time, but no amendment will adversely affect any award on a retroactive basis without the consent of the holder of the outstanding award, and no amendment to the equity incentive plan will be effective without the approval of our stockholders if such approval is required by any law, regulation, or rule applicable to the equity incentive plan. Our Board of Directors suspended the equity incentive plan for an indefinite period of time, effective as of June 17, 2011, and no new awards will be made under the plan during the period of suspension.

The following table gives information regarding our equity incentive plan as of December 31, 2012.

	Equity Compensation Plan Information
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	90,000	$11.00	1,910,000
Equity compensation plans not approved by security holders	—	—	—

Total / Weighted Average	90,000	$11.00	1,910,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of April 9, 2013, the amount of each class of our common stock beneficially owned (unless otherwise indicated) by (i) any person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of such class, (ii) our directors, (iii) our executive officers, and (iv) all of our directors and executive officers as a group.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Common Stock of Applicable Class
Dividend Capital Total Advisors LLC(2)	20,000 Class E shares	*
John A. Blumberg (Director)(2)	20,000 Class E shares 36,822 Class I shares	* 22.1%
Charles B. Duke (Independent Director)	30,000 Class E shares(3)	*
Richard D. Kincaid (Chairman and Director)	14,762 Class I shares	8.9%
Daniel J. Sullivan (Independent Director)	30,000 Class E shares(3)	*
John P. Woodberry (Independent Director)	30,000 Class E shares(3)	*
Jeffrey L. Johnson (Chief Executive Officer)	36,822 Class I shares	22.1%
Austin W. Lehr (Chief Operating Officer)	1,473 Class I shares	*
M. Kirk Scott (Chief Financial Officer and Treasurer)	3,691 Class I shares	2.2%
Joshua J. Widoff (Executive Vice President, General Counsel and Secretary)	3,682 Class I shares	2.2%
Alan Brown (Affiliate of the Advisor)	14,762 Class I shares	8.9%
James Mulvihill (Affiliate of the Advisor)	36,810 Class I shares	22.1%
Beneficial ownership of Common Stock by all directors and executive officers as a group (9 persons)(2)	110,000 Class E shares(4)	*
	97,252 Class I shares	57.5%

*	Less than 1%.
(1)	Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable pursuant to options, to the extent such options are exercisable within 60 days, is treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the option, but is not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	The Advisor and the parent of the Advisor are presently each directly or indirectly controlled by one or more of the following and/or their affiliates: John A. Blumberg, James R. Mulvihill, and Evan H. Zucker. With respect to Mr. Blumberg, the number of Class E shares listed consists solely of 20,000 Class E shares held by our Advisor. This disclosure shall not be construed as an admission that Mr. Blumberg is, for any purpose, the beneficial owner of such shares. The Advisor may not sell these 20,000 Class E shares while it remains our advisor, but may transfer the shares to one of its affiliates.
(3)	On April 3, 2006, pursuant to the terms of our equity incentive plan, each of our independent directors was automatically granted a non-qualified option to purchase 10,000 Class E shares of common stock. Each such option has a maximum term of ten years and will vest according to the following schedule: 20% of the covered shares on the date of grant, and an additional 20% of such shares on each of the first four anniversaries of the date of grant, subject in each case to the director continuing to serve on our Board of Directors as of such vesting date. On August 27, 2007, August 21, 2008, June 29, 2009, and June 29, 2010, respectively, each of our independent directors was granted an option to purchase 5,000 Class E shares of common stock. These options fully vested two years after the grant date.
(4)	Includes 20,000 Class E shares held by the Advisor and vested options to purchase 90,000 Class E shares of common stock held by our independent directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, our officers, and certain beneficial owners, or, collectively, reporting persons, to file reports of holdings and transactions in our shares of common stock with the Commission. To our knowledge, based solely on review of copies of such reports, during the year ended December 31, 2012, all of such reporting persons complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Advisory Agreement

We rely on our Advisor to manage our day-to-day activities and to implement our investment strategy. We, our Operating Partnership, and our Advisor are party to an Eighth Amended and Restated Advisory Agreement, dated as of July 12, 2012, which we refer to herein as the “Advisory Agreement”. The current term of the Advisory Agreement is one year and expires July 12, 2013, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. Our officers and our interested directors are all employees or principals of our Advisor. Our Advisor is presently directly or indirectly majority owned, controlled, and/or managed by Mr. Blumberg, James R. Mulvihill, Evan H. Zucker, and/or their affiliates.

Under the terms of the Advisory Agreement, our Advisor uses its best efforts, subject to the oversight, review, and approval of the Board of Directors, to perform the following:

•	Participate in formulating an investment strategy and asset allocation framework consistent with achieving our investment objectives;

•	Assist our board of directors in developing, overseeing, implementing, and coordinating our daily net asset value (“NAV”) procedures;

•

Research, identify, review, and recommend to our Board of Directors for approval real property and real estate-related acquisitions and dispositions consistent with our investment policies and objectives;

•	Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of real properties and real estate-related investments will be made;

•	Actively oversee and manage our real property and real estate-related investment portfolios for purposes of meeting our investment objectives;

•	Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems, and other administrative services on our behalf;

•	Select joint venture partners and product specialists, structure corresponding agreements, and oversee and monitor these relationships;

•	Arrange for financing and refinancing of our assets; and

•	Provide information about our properties and other assets and liabilities to the independent valuation firm and other parties involved in determining our daily NAV.

The independent directors will evaluate the performance of our Advisor before renewing the Advisory Agreement. The Advisory Agreement may be terminated:

•	Immediately by us for “cause” (as defined in the Advisory Agreement), upon the bankruptcy of our Advisor, or upon an uncured material breach of the Advisory Agreement by our Advisor;

•	Without cause or penalty by a majority of our independent directors upon 60 days’ written notice; or

•	With “good reason” (as defined in the Advisory Agreement) by our Advisor upon 60 days’ written notice.

In the event of the termination of the Advisory Agreement, our Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.

Compensation to our Advisor

Our Advisor and its affiliates are paid fees and reimbursed certain expenses in connection with services they provide to us. In connection with our current public offering, we entered into the Advisory Agreement, which modified the fees and expense reimbursements payable to our Advisor. In the event the Advisory Agreement is terminated, our Advisor will be paid all accrued and unpaid fees and expense reimbursements earned prior to the date of termination. We will not reimburse our Advisor or its affiliates for services for which our Advisor or its affiliates are entitled to compensation in the form of a separate fee. Our Advisor may also, directly or indirectly (including, without limitation, through us or our subsidiaries), receive fees from our joint venture partners and co-owners of our properties for services provided to them with respect to their proportionate interests. Fees received from joint venture partners or co-owners of our properties and paid, directly or indirectly (including without limitation, through us or our subsidiaries), to our Advisor may be more or less than similar fees that we pay to our Advisor pursuant to the Advisory Agreement.

The following table summarizes all of the compensation and fees, including reimbursement of expenses, that are payable by us to our Advisor.

• Advisory Fees—Advisor

In consideration for the asset management services it provides on our behalf, we pay our Advisor an advisory fee equal to: (1) a fixed amount equal to 1.15% of the “Aggregate Fund NAV” (defined as the aggregate NAV of our Class E shares, Class A shares, Class W shares, and Class I shares, along with the Class E OP Units in our Operating Partnership held by third parties) for each day, and (2) a performance component that is based on the annual non-compounded investment return provided to holders of “Fund Interests” (defined as our Class E shares, Class A shares, Class W shares, and Class I shares, along with the Class E OP Units in our Operating Partnership held by third parties) such that our Advisor receives 25% of the overall return in excess of 6%; provided that in no event may the performance component exceed 10% of the overall return for such year, and subject to certain other limitations.

We also pay our Advisor a development management fee equal to 4.0% of the cost to develop, construct, or improve any real property assets.

In addition, we pay our Advisor a fee of 1.0% of our proportional interest in the sales price of individual real property assets upon the disposition of such assets.

Further, for a substantial amount of services in connection with the sale of a property, as determined by a majority of our independent directors, we pay our Advisor up to 50% of the reasonable, customary, and competitive commission paid for the sale of a comparable real property, provided that such amount shall not exceed 1.0% of the contract price of the property sold and, when added to all other real estate commissions paid to unaffiliated parties in connection with the sale, may not exceed the lesser of a competitive real estate commission or 6.0% of the sales price of the property.

• Expense Reimbursement—Advisor	Subject to certain limitations, we reimburse our Advisor for all of the costs it incurs in connection with the services it provides to us,

including, without limitation, our allocable share of our Advisor’s overhead, which includes but is not limited to our Advisor’s rent, utilities, and personnel costs (i.e., all or a portion of the wages or other compensation of employees incurred by our Advisor or its affiliates in performing certain services for us). We do not reimburse our Advisor or its affiliates for services for which our Advisor or its affiliates are entitled to compensation in the form of a separate fee.

• Organization and Offering Expense Reimbursement—Advisor or its affiliates, including the Dealer Manager	We pay directly, or reimburse our Advisor and our Dealer Manager (as defined herein) if they pay on our behalf, any organization and offering expenses (other than selling commissions, the dealer manager fee, distribution fees, and non-transaction based compensation allocated to sales-related activities of employees of our Dealer Manager in connection with this offering) as and when incurred. After the termination of the current primary offering and again after termination of the offering under our distribution reinvestment plan, our Advisor has agreed to reimburse us to the extent that cumulative organization and offering expenses (including selling commissions, the dealer manager fee, and distribution fees) that we incur exceed 15% of our gross proceeds from the applicable offering.

Property Management Agreement

We are a party to a property management agreement dated January 9, 2006, or the “Property Management Agreement”, with Dividend Capital Property Management LLC, or the “Property Manager”. Under the Property Management Agreement, the Property Manager may perform certain property management services for us and our Operating Partnership. The Property Manager is an affiliate of our Advisor and was organized in April 2002 to lease and manage real properties acquired by Dividend Capital-affiliated entities or other third parties. Pursuant to the Property Management Agreement, we will pay the Property Manager a property management fee equal to a market-based percentage of the annual gross revenues of each of our real properties managed by the Property Manager. The actual percentage will be variable and is dependent upon geographic location and product type (such as office, industrial, retail, multifamily, hospitality, and other property types). In addition, we may pay the Property Manager a separate fee for the one-time initial lease-up of newly constructed real properties it manages for us in an amount not to exceed the fee customarily charged in arm’s-length transactions by others rendering similar services in the same geographic area for similar real properties as determined by a survey of brokers and agents in such area. Historically, we have primarily relied on third-party property managers, and we have not paid any significant amount of a property management fee to the Property Manager. The Property Manager is presently directly or indirectly majority owned, controlled, and/or managed by Mr. Blumberg, James R. Mulvihill, Evan H. Zucker, and/or their affiliates.

Dealer Manager Agreement

We have entered into a dealer manager agreement dated July 12, 2012, or the “Dealer Manager Agreement,” with Dividend Capital Securities LLC, or the “Dealer Manager,” in connection with our “best efforts” offering of Class A, Class W and Class I shares of our common stock pursuant to a Registration Statement on Form S-11 (Reg. No. 333-175989). Pursuant to the Dealer Manager Agreement, our Dealer Manager serves as the dealer manager for the offering. Our Dealer Manager is an entity related to our Advisor and a member firm of FINRA.

Under the Dealer Manager Agreement, our Dealer Manager provides certain sales, promotional, and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to our prospectus. Pursuant to the Dealer Manager Agreement, we pay our Dealer Manager a sales commission of up to 3.0% of the NAV per Class A share sold in the primary offering, subject to the reduction of the sales commission in certain circumstances, and a distribution fee which accrues daily in an amount equal to 1/365th of 0.50% of the amount of our NAV per share for our Class A shares for such day. We also pay our Dealer Manager a dealer manager fee which accrues daily in an amount equal to 1/365th of 0.60% of our NAV per share for each of our Class A and Class W shares and in an amount equal to 1/365th of 0.10% of our NAV per share for our Class I shares for such day. We will continue paying such dealer manager fees and distribution fee with respect to shares sold in the offering until the earlier to occur of the following: (i) a listing of the class of such shares on a national securities exchange, (ii) following the completion of the offering, total underwriting compensation in the offering equaling 10% of the gross proceeds from the primary portion of the offering, or (iii) such shares no longer being outstanding. The sales commissions, distribution fees, and dealer manager fees may all be reallowed to participating broker dealers who are members of FINRA. Our Dealer Manager may also receive a portion of the organization and offering expense reimbursement amounts described above under “ – Compensation to our Advisor”. Our Dealer Manager is presently directly or indirectly majority owned, controlled, and/or managed by Mr. Blumberg, Mr. Mulvihill, Mr. Zucker, and/or their affiliates.

Compensation to our Advisor and its Affiliates

The table below provides information regarding fees and expenses paid or payable to our Advisor, our Dealer Manager, and their affiliates in connection with their services provided to us. The table includes amounts incurred and payable for the year ended December 31, 2012 (amounts in thousands).

	Incurred For the Year Ended December 31, 2012	Payable as of December 31, 2012
Acquisition fees (1)	$1,534	$—
Asset management and advisory fees (2)	17,659	1,260
Development management fee (3)	133	—
Dealer manager fees (4)	*	—
Other reimbursements (5)(6)	3,289	86
Asset management fees related to the disposition of real properties	101	—

Total	$22,716	$1,346

(1)	Comprise fees earned by the Advisor prior to the effectiveness of the Advisory Agreement on July 12, 2012.
(2)	$7.1 million of the fees earned by the Advisor during the year ended December 31, 2012 were earned after the effectiveness of the Advisory Agreement on July 12, 2012.
(3)	Comprise fees earned by the Advisor after the effectiveness of the Advisory Agreement on July 12, 2012.
(4)	An immaterial amount (less than $500) of dealer manager fees were recorded to deferred selling costs for the year ended December 31, 2012.
(5)	Includes approximately $721,000 in offering-related expenses comprising approximately $250,000 of costs incurred by our Dealer Manager and approximately $471,000 of costs incurred by our Advisor. We record offering-related expenses to deferred selling costs in our balance sheet as of December 31, 2012.
(6)	Includes $37,500 to reimburse a portion of the salary and benefits for our former principal executive officer, Guy M. Arnold, and $320,000 to reimburse a portion of the salary and benefits for our principal financial officer, M. Kirk Scott.

Our independent directors evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter. Our independent directors also supervise the performance of our Advisor and its affiliates and the compensation we pay to them to determine that the provisions of our compensation arrangements are carried out. Our Board of Directors also reviews all of our general and administrative expenses on at least an annual basis, which includes certain amounts reimbursed by us to our Advisor.

Acquisition Fees

Prior to entering into the Eighth Amended and Restated Advisory Agreement with our Advisor on July 12, 2012, pursuant to the previous advisory agreement in effect, we paid certain acquisition fees to our Advisor. For each real property acquired in the operating stage, the acquisition fee was an amount equal to 1.0% of our proportional interest in the purchase price of the property. For each real property acquired prior to or during the development or construction stage, the acquisition fee was an amount not to exceed 4.0% of the total project cost (which was the amount actually paid or allocated to the purchase, development, construction, or improvement of a property exclusive of acquisition fees and acquisition expenses). Our Advisor also was entitled to receive an acquisition fee of 1.0% of the principal amount in connection with the origination or acquisition of any type of debt investment including, but not limited to, the origination of mortgage loans, B-notes, mezzanine debt, participating debt (including with equity-like features), non-traded preferred securities, convertible debt, hybrid instruments, equity instruments, and other related investments. However, to the extent that such debt investments were originated or acquired pursuant to our agreement with our Debt Advisor (defined below), such acquisitions fees may have differed. See the section below titled “The Debt Advisor” for further discussion of these fees. Subsequent to entering into the Eighth Amended and Restated Advisory Agreement with our Advisor on July 12, 2012, we no longer pay acquisition fees to our Advisor.

Asset Management Fees

Prior to entering into the Eighth Amended and Restated Advisory Agreement with our Advisor on July 12, 2012, pursuant to the previous advisory agreement in effect, we paid certain asset management fees to our Advisor in connection with the asset and portfolio management of real property, debt-related investments, and real estate securities. Our Advisor’s asset management fee was payable as follows:

For Direct Real Properties (as defined below), the asset management fee consisted of (i) a monthly fee of one-twelfth of 0.50% of the aggregate cost (before noncash reserves and depreciation) of Direct Real Properties and (ii) a monthly fee of 6.00% of the aggregate monthly net operating income derived from all Direct Real Properties; provided, however, that the aggregate monthly fee to be paid to our Advisor pursuant to these sub clauses (i) and (ii) in aggregate would not exceed one-twelfth of 0.75% of the aggregate cost (before noncash reserves and depreciation) of all Direct Real Properties.

For Product Specialist Real Properties (as defined below), the asset management fee consisted of (i) a monthly fee of one-twelfth of 0.50% of the aggregate cost (before noncash reserves and depreciation) of Product Specialist Real Properties and (ii) a monthly fee of 6.00% of the aggregate monthly net operating income derived from all Product Specialist Real Properties.

“Direct Real Properties”: shall mean those real properties acquired directly by us without the advice or participation of a product specialist engaged by our Advisor.

“Product Specialist Real Properties”: shall mean those real properties acquired by us pursuant to the advice or participation of a product specialist engaged by our Advisor pursuant to a contractual arrangement.

In addition, the asset management fee for all real property assets included a fee of 1.00% of the sales price of individual real property assets upon disposition.

For debt-related investments, other than Debt Advisor (defined below) debt-related investments, and securities investments, the asset management fee consisted of a monthly fee equal to one-twelfth of 1.00% of (i) the amount invested in the case of our debt-related assets within our portfolio and (ii) the aggregate value, determined at least quarterly, of our real estate-related securities.

We also agreed to pay our Advisor certain acquisition and asset management fees that differed from the fee structure discussed above to facilitate the acquisition and management of certain debt investments that we acquired pursuant to a product specialist agreement that our Advisor entered into with the Debt Advisor (defined below). See the section below entitled “The Debt Advisor” for additional details of this agreement and the corresponding fee structure. As of July 12, 2012, we are no longer subject to this fee structure.

Product Specialists

In addition to utilizing its own management team, our Advisor has formed strategic alliances with recognized leaders in the real estate and investment management industries. These alliances are intended to allow our Advisor to leverage the organizational infrastructure of experienced real estate developers, operators and investment managers and to potentially give us access to a greater number of real property, debt-related and real estate securities investment opportunities. The use of product specialists or other service providers does not eliminate or reduce our Advisor’s fiduciary duty to us. Our Advisor retains ultimate responsibility for the performance of all of the matters entrusted to it under the Advisory Agreement.

Our Advisor’s product specialists are and will be compensated through a combination of (i) reallowance of acquisition, disposition, asset management, and/or other fees paid by us to our Advisor and (ii) potential profit participation in connection with specific portfolio asset(s) identified by them and invested in by us. We may enter into joint ventures or other arrangements with affiliates of our Advisor to acquire, develop, and/or manage real properties. As of December 31, 2012, our Advisor had entered into a product specialist arrangement with BCG TRT Advisors LLC, as discussed below in more detail. Our Advisor had previously entered into joint venture and/or product specialist arrangements with three additional affiliates (Dividend Capital Investments LLC, Hudson River Partners Real Estate Investment Management L.P., and FundCore LLC), as discussed below in more detail. The agreements with these three affiliates were terminated prior to December 31, 2012.

BCG TRT Advisors LLC

During the year ended December 31, 2012, our Advisor entered into a product specialist agreement with BCG TRT Advisors LLC (“BCG”), in connection with advisory services related to our investments in real estate securities assets. Pursuant to this agreement, a portion of the asset management fee that our Advisor receives from us related to real estate securities investments is reallowed to BCG in exchange for services provided. A nominal amount of fees were incurred related to services provided by BCG during the year ended December 31, 2012.

Dividend Capital Investments LLC

On June 12, 2006, our Advisor entered into a product specialist agreement with Dividend Capital Investments LLC (“DCI”), in connection with investment management services related to our investments in real estate securities assets. Pursuant to this agreement, a portion of the asset management fee that our Advisor receives from us related to real estate securities investments is reallowed to DCI in exchange for services provided. A nominal amount of fees were incurred related to services provided by DCI during the year ended December 31, 2012. The agreement with DCI was terminated upon entering into the product specialist agreement with BCG during 2012.

The Debt Advisor

In August 2009, our Advisor entered into a product specialist agreement (the “Debt Advisor PSA”) with FundCore Finance Group LLC (the “Debt Advisor”), an entity formed by affiliates of Hudson River Partners Real Estate Investment Management L.P. (“HRP”) and certain affiliates of our Advisor. Pursuant to the Debt Advisor PSA, the Debt Advisor has the right to perform acquisition and asset management services with respect to up to $130 million (plus any available leverage) of certain debt investments to be made by us. On August 5,

2009, our Advisor also entered into another product specialist agreement (the “HRP PSA”) with HRP. Pursuant to the HRP PSA, HRP has the right to perform the acquisition and asset management services with respect to up to $20 million (plus any available leverage) of certain debt investments to be made by us.

The fees payable to the Advisor and its affiliates related to the acquisition and management of debt investments prior to the effectiveness of the offering were replaced by the advisory fees as stated in the Eighth Amended and Restated Advisory Agreement, as discussed above. Accordingly, the Debt Advisor and HRP PSA agreements were terminated on July 12, 2012, in connection with the effectiveness of the offering.

The following is a summary of fees that were paid to our Advisor and its affiliates related to the acquisition and management of such debt investments prior to entering into the Eighth Amended and Restated Advisory Agreement in connection with the effectiveness of the offering on July 12, 2012.

Debt Investment Advisory Fees

For debt investments acquired pursuant to the Debt Advisor PSA discussed above, our Advisor received an acquisition fee equal to the sum of:

(i)	1.0% of the relevant debt investment amount,

(ii)	any origination or similar fees paid by the applicable borrower at the time the debt investment is made (not to exceed 1.50% of the net debt investment amount), and

(iii)	an amount equal to the discounted present value (using a discount rate of 15%) of 1.0% per annum of the net debt investment amount (taking into account any anticipated principal amortization) for a period of time equal to the lesser of the term of the debt investment (excluding extension option years) or four years (collectively referred to as the “Initial Term”). This fee was reduced by the amount payable by borrowers pursuant to clause (ii) above.

The total acquisition fee and acquisition expenses would not exceed 6.0% of the net debt investment amount. The acquisition fee was payable on the closing date of the relevant debt investment and was reallowed in full by our Advisor to the Debt Advisor pursuant to the Debt Advisor PSA.

Debt Investment Asset Management Fees

For debt investments acquired pursuant to the Debt Advisor PSA discussed above, our Advisor received asset management fees pursuant to the following:

(i)	during the first 12 months after the closing of the respective debt investment, our Advisor received a monthly asset management fee consisting of one-twelfth of the total amount, if any, by which the sum of the total acquisition fees and expenses exceeded 6.0% of the relevant net debt investment amount;

(ii)	during the balance of the Initial Term, zero; and

(iii)	during any period following the Initial Term during which the relevant debt investment was outstanding, the asset management fee consisted of a monthly fee of one-twelfth of 1.0% of the net debt investment amount.

During the year ended December 31, 2012, we acquired one debt-related investment pursuant to our arrangement with the Debt Advisor with an investment amount of approximately $22.5 million and paid an acquisition fee of approximately $619,000 to our Advisor, which was fully reallowed to FundCore LLC.

We did not pay HRP any fees in connection with services it rendered to us in obtaining financing for our acquisitions during the year ended December 31, 2012.

Policies and Procedures for Conflict Resolution and Review of Related Party Transactions

We are subject to potential conflicts of interest arising out of our relationship with our Advisor and its affiliates. These conflicts may relate to compensation arrangements, the allocation of investment opportunities, the terms and conditions on which various transactions might be entered into by us and our Advisor or its affiliates, and other situations in which our interests may differ from those of our Advisor or its affiliates. On September 27, 2010, our Board of Directors adopted amended conflicts of interest resolutions procedures. Our charter also contains certain requirements relating to Board and independent director approval of transactions between us, on the one hand, and our Advisor or any of its affiliates, on the other hand.

Independent Directors

Our independent directors evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and to our investment performance and that such compensation is within the limits prescribed by our charter. In addition, our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the Board of Directors or our Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to our independent directors, as a group, under Maryland law must be acted upon by both the Board of Directors and the independent directors.

Acquisitions Involving Affiliates and Other Related Entities

We will not purchase or lease real properties in which our Sponsor, our Advisor, its affiliates, or any of our directors has an interest without a determination by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to our Advisor or its affiliates or such director unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease real properties to our Advisor or its affiliates or to our directors unless a majority of the directors not otherwise interested in the transactions (including a majority of the independent directors) determine that the transaction is fair and reasonable to us.

Mortgage Loans Involving Affiliates

Our charter prohibits us from investing in or making mortgage loans in which the transaction is with our Sponsor, our Advisor, our directors, or any of their affiliates unless an independent expert appraises the underlying property. We must keep the appraisal for at least five years and make it available for inspection and duplication by any of our stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our charter prohibits us from making or investing in any mortgage loans that are subordinate to any lien or other indebtedness of our Sponsor, our Advisor, our directors, or any of their affiliates.

Issuance of Options and Warrants to Certain Affiliates

Our charter prohibits the issuance of options or warrants to purchase our common stock to our Sponsor, our Advisor, our directors, or any of their affiliates (i) on terms more favorable than we would offer such options or warrants to unaffiliated third parties or (ii) in excess of an amount equal to 10% of our outstanding common stock on the date of grant.

Repurchase of Shares of Common Stock

Our charter prohibits us from paying a fee to our Sponsor, our Advisor, our directors, or any of their affiliates in connection with our repurchase of our common stock.

Loans and Expense Reimbursements Involving Affiliates

Except with respect to certain mortgage loans as described above or loans to wholly owned subsidiaries, we will not make any loans to our Sponsor, our Advisor, our directors, or any of their affiliates. In addition, we will not borrow from our Advisor, our directors, or any of their affiliates unless our independent directors approve the transaction as being fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers or our Advisor or its affiliates.

REPORT OF THE AUDIT COMMITTEE

In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Dividend Capital Diversified Property Fund Inc.’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2012.

The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the communications of KPMG LLP with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

THE AUDIT COMMITTEE

Charles B. Duke, Chairman

Richard D. Kincaid

Daniel J. Sullivan

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the year ended December 31, 2012, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.

Total fees billed to us by KPMG LLP for the years ended December 31, 2012 and 2011 were $689,903 and $677,240, respectively, and consisted of the following:

	Fiscal Year 2012	Fiscal Year 2011
Audit Fees:	$689,903	$677,240
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—

Total:	$689,903	$677,240

All fees were determined to be Audit Fees. Audit Fees are fees incurred for the audits of the consolidated financial statements, consultation on audit-related matters, and required review of Commission filings. This category also includes review of, and consents for, filings with the Commission related to our public offerings.

The Audit Committee of our Board of Directors has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee of our Board of Directors is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. The Audit Committee charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent registered public accounting firm, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting. All fees for services provided by KPMG LLP in 2012 and 2011 were pre-approved by the Audit Committee of our Board of Directors.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2012. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2013 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of KPMG LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

PROPOSAL NO. 3: AMENDMENT OF THE COMPANY’S CHARTER TO CLARIFY INFORMATION REGARDING THE INTERESTS OF THE COMPANY’S ADVISOR IN THE COMPANY AND THE COMPANY’S OPERATING PARTNERSHIP

In order to clarify certain language in our charter regarding interests of our Advisor in us and in our Operating Partnership, we are proposing to amend our charter to revise Section 9.8 as shown below. These clarifications reflect the fact that, on September 1, 2011, our Advisor exchanged 20,000 OP Units in our Operating Partnership for 20,000 shares of our common stock. In addition, these changes reflect that the special units representing a separate series of partnership interests in our Operating Partnership with special distribution rights (the “Special Units”) have been cancelled. Dividend Capital Total Advisors Group LLC, the parent of the Advisor, had been previously issued the Special Units in exchange for $1,000. The Special Units constituted a form of incentive compensation that would have value if the Company met certain performance thresholds. Pursuant to a Special Unit Repurchase Agreement effective July 12, 2012, the Company redeemed and cancelled the Special Units, and paid $1,000 to Dividend Capital Total Advisors Group LLC in connection with such redemption.

The proposed changes update information with regard to the interests of the Advisor in us and our Operating Partnership. The proposed changes will not have any substantive effect on us or our stockholders. If this proposal is approved by stockholders at the Annual Meeting, the proposed amendment to our charter described in this proposal will become effective upon the filing of Articles of Amendment with the State Department of Assessments and Taxation of Maryland. The Company intends to make this filing promptly after the Annual Meeting if this proposal is approved. If this proposal is not approved by stockholders at the Annual Meeting, the proposed amendment to our charter described in this proposal will not be implemented. The affirmative vote of a majority of the outstanding shares of our common stock is required to amend our charter as described in this proposal. Abstentions and broker non-votes, if any, will have the effect of votes against the amendment of our charter.

We show below the proposed amendment to our charter by including the relevant section of our charter with a single line through text we propose to delete and a single line underneath text we propose to add.

Section 9.8 ~~Operating Partnership Interests~~ Initial Investment; Incentive Fees. The Sponsor or an Affiliate of the Sponsor has made a capital contribution of $200,000 to the Operating Partnership in exchange for OP Units, which were subsequently exchanged for Shares. The Sponsor or any such Affiliate may not sell this initial investment while the Sponsor remains a Sponsor but may transfer the initial investment to other Affiliates. ~~Dividend Capital Total Advisors LLC, a Delaware limited liability company, or one or more of its Affiliates has been issued OP Units constituting a separate series of partnership interests (the “Special OP Units”). The holder of the Special OP Units will be entitled to distributions from the Operating Partnership in an amount equal to 15% of the Net Sales Proceeds after the holders of regular partnership interests have received cumulative distributions from the Operating Partnership from operating income, sales proceeds or other sources equal to their capital contributions to the Operating Partnership plus a 6.5% cumulative, non-compounded annualized pre-tax return thereon. Upon the earliest to occur of the termination or nonrenewal of the Advisory Agreement for “cause” (as defined in the Advisory Agreement), a Termination Event or a Listing, all of the Special OP Units shall be redeemed by the Operating Partnership. In the case of a redemption upon a Termination Event or a Listing, the Special OP Units shall be redeemed for an aggregate amount equal to the Net Sales Proceeds that would have been distributed to the holders of the Special OP Units in accordance with the second preceding sentence if all Assets of the Operating Partnership had been sold for their fair market value and all liabilities of the Operating Partnership had been satisfied in full according to their terms. In determining the fair market value of the assets of the Operating Partnership, (i) in connection with a Termination Event, the Corporation shall obtain an appraisal of the Assets of the Operating Partnership (excluding any assets which may be readily marked to market), and (ii) in connection with a Listing, the Corporation shall make such determination taking into account the market value of the Corporation’s listed Shares based upon the average closing price, or average of bid and asked prices, as the case may be, during a period of 30 days during which such shares are traded~~

~~beginning 150 days after Listing. The payment to the holder of the Special Units upon a Termination Event or a Listing shall consist of a non-interest bearing promissory note that will be repaid using the entire net proceeds of each sale of an Asset or Assets of the Operating Partnership in connection with or following the occurrence of the Termination Event or Listing. However, payments may not be made under a promissory note issued in connection with a Termination Event until either (a) the closing of asset sales that result in aggregate, cumulative distributions to the holders of regular partnership interests from the Operating Partnership from operating income, sales proceeds and other sources in an amount equal to their capital contributions to the Operating Partnership plus a 6.5% cumulative non-compounded annual pre-tax return thereon or (b) a Listing (each a “Subsequent Liquidity Event”). In addition, the amount of the promissory note issued in connection with a Termination Event will be subject to reduction as of the date of the Subsequent Liquidity Event by an amount that will ensure that, in connection with the Subsequent Liquidity Event, the holder of the promissory note does not receive in excess of 15% of the distributions that are made or are deemed to be made by the Operating Partnership after the holders of regular partnership interests have received or are deemed to have received aggregate, cumulative distributions equal to their capital contributions to the Operating Partnership plus a 6.5% cumulative non-compounded annual pre-tax return thereon. If the Advisory Agreement is terminated or not renewed by the Corporation for “cause” (as defined in the Advisory Agreement), the Special OP Units will be redeemed by the Operating Partnership for $1. There shall be a corresponding allocation of profits of the Operating Partnership made to the holder of the Special OP Units in connection with the amounts payable hereunder.~~

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED CHARTER AMENDMENT TO CLARIFY INFORMATION REGARDING THE INTERESTS OF THE COMPANY’S ADVISOR IN THE COMPANY AND THE COMPANY’S OPERATING PARTNERSHIP.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS

FOR THE 2014 ANNUAL MEETING

Proposals and nominations received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals and nominations are eligible for consideration for inclusion in the proxy statement for the 2014 annual meeting of stockholders if they are received by us on or before December 31, 2013. However, if we hold our 2014 annual meeting before May 28, 2014 or after July 27, 2014, stockholders must submit proposals and nominations for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials. Any proposal or nomination should be directed to the attention of our Secretary at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Our current bylaws require that, in order for proposals and nominations of stockholders to be considered timely and eligible for consideration at the 2014 annual meeting of stockholders, such proposals and nominations must be submitted in accordance with the requirements of the bylaws, not later than 5:00 p.m. Mountain Time, on December 31, 2013 and not earlier than December 1, 2013.

For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting or any postponement or adjournment thereof. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION

We file annual, quarterly, and special reports, proxy statements, and other information with the Commission at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements, or other information we file at the Commission’s public reference rooms in Washington, D.C. and New York, New York. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Dividend Capital Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations and can also be accessed through our website at www.dividendcapitaldiversified.com.

The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies and would prefer to receive a single copy, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares, and we will promptly provide a separate copy. You can notify us by delivering an oral or written request to Dividend Capital Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS, THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013, AND THE AMENDMENT OF THE COMPANY’S CHARTER. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 29, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Joshua J. Widoff

Executive Vice President,

General Counsel and Secretary

Denver, Colorado

April 29, 2013

PO BOX 55046 BOSTON, MA 02205-9831

Your Proxy Vote is Important!

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week, through 11:59 p.m. (Eastern) the day prior to the Annual Meeting.

Vote by Internet

Please go to the electronic voting site at www.eproxy.com/dpf and follow the on-line instructions.

Vote by Phone

Please call us toll free at 1-866-977-7699 and follow the recorded instructions.

Vote by Mail

Please complete, sign and date this proxy voting card. Fold and return your entire proxy voting card in the enclosed postage-paid envelope.

Please ensure the address to the right shows through the window of the enclosed postage-paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON, MA 02205-9831

PROXY

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 27, 2013

The undersigned stockholder of Dividend Capital Diversified Property Fund Inc., a Maryland corporation (the “Company”), hereby appoints Joshua J. Widoff and M. Kirk Scott, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to attend the annual meeting of stockholders of the Company to be held on June 27, 2013 at 11:30 a.m. Mountain Daylight Time, at The Brown Palace Hotel, 321 17th Street, Denver, CO 80202 and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers that the undersigned would have if personally present thereat.

The undersigned hereby acknowledges receipt of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2012 and the accompanying Notice of Annual Meeting and Proxy Statement, the terms of which are incorporated herein by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth on the reverse side of this proxy card.

Please remember to sign and date the reverse side of this proxy voting card before mailing.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and 2012 Annual Report to Stockholders are available at:

www.eproxy.com/dpf

ELECTRONIC DELIVERY OF PROXY MATERIALS

Sign up to receive the Annual Report to Stockholders and proxy materials electronically rather than by mail. To sign up for this optional service, visit www.eproxy.com/dpf. When the materials are available, we will send you an e-mail with instructions that will enable you to receive these materials electronically.

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE OF FURTHER SOLICITATION.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC. (THE “COMPANY”). WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

To vote, mark boxes below in blue or black ink as follows: Example ¡

1.	Election of directors to serve on the Board of Directors of the Company until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualify.

	For	Against	Abstain
(01) John A. Blumberg	☐	☐	☐
(02) Charles B. Duke	☐	☐	☐
(03) Richard D. Kincaid	☐	☐	☐
(04) Daniel J. Sullivan	☐	☐	☐
(05) John P. Woodberry	☐	☐	☐

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2013.	☐	☐	☐

3. Amendment of the Company’s charter to clarify information regarding the interests of the Company’s advisor in the Company and the Company’s operating partnership.	☐	☐	☐

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the Proxy Holder.

Signature                                                                       Signature                                                                      Date

Please sign exactly as your name or name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE OF FURTHER SOLICITATION.

Please vote your proxy by Phone, via the Internet or by Mail!

CALL: To vote your proxy by phone, call toll-free at 1-866-977-7699 and follow the simple recorded instructions.

LOG-ON: To vote your proxy via the Internet, go to www.eproxy.com/dpf and follow the simple instructions that appear on your computer screen.

MAIL: To vote your proxy by mail, check the appropriate voting boxes on this proxy voting card, sign and date the card, and return the entire proxy voting card in the enclosed postage-paid envelope.